                                                         Exhibit Index on Page 5

    As filed with the Securities and Exchange Commission on December 29, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           DECEMBER 16, 1997



Commission File Number:    000-22685



                               VORNADO REALTY L.P.
             (Exact name of registrant as specified in its charter)



                DELAWARE                                        13-3925979
(State or other jurisdiction of incorporation)              (I.R.S. Employer
                                                          Identification Number)



PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                    07663
    (Address of principal executive offices)                      (Zip Code)



                                  (201)587-1000
              (Registrant's telephone number, including area code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.           Not Applicable.

Item 2.           Acquisition or Disposition of Assets

                  On December 16, 1997, Vornado Realty Trust ("Vornado") completed its previously announced acquisition of Arbor Property Trust ("Arbor"). In connection with the acquisition, Arbor's shareholders elected to receive approximately 2,936,000 common shares of beneficial interest of Vornado and 39,400 Series A preferred shares of Vornado. The approximate value of the transaction is $225 million, subject to property level debt of $125 million. Arbor was a single property real estate investment trust which owned the Green Acres Mall, a 1.7 million square foot super-regional enclosed shopping mall complex situated in southwestern Nassau County, Long Island, New York. The Green Acres Mall is anchored by four major department stores: Sears, Roebuck and Co., J.C. Penney Company, Inc., and Federated Department Stores, Inc. doing business as Stern's and as Macy's. The complex also includes The Plaza at Green Acres, a 179,000 square foot shopping center which is anchored by Kmart and Waldbaums.

                  On December 17, 1997, Vornado acquired 640 Fifth Avenue, an 18 story Manhattan office building located at the corner of 51st Street, for approximately $64 million from Met Life International Real Estate Partners Limited Partnership. The building contains approximately 250,000 square feet. Vornado financed the purchase from its existing cash.

                  These transactions were arrived at through arms-length negotiations and were consummated through subsidiaries of Vornado Realty L.P., a limited partnership of which Vornado owns
         92.4% and is the sole general partner. A copy of Vornado's press release relating to these transactions is attached hereto as an exhibit and is incorporated herein by reference.

Item 3-4.         Not Applicable.

Item 5.           Other Events.

                  On December 22, 1997, Vornado announced that the contract it previously had executed to acquire the long-term leasehold interest in One Penn Plaza for approximately $410 million has been executed by the seller, and that certain rights of first refusal to the contract have been waived. The acquisition, which was previously announced on November 18, 1997, is expected to close within the next 60 days subject to customary closing conditions.

                  One Penn Plaza is a 57 story Manhattan office building containing approximately 2,350,000 square feet and encompasses substantially the entire square block bounded by 33rd Street, 34th Street, Seventh Avenue and Eighth Avenue.

Item 6.           Not Applicable.


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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a) The required financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

         (b) The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after this Current Report on Form 8-K is filed.

         (c)      Exhibits.


         Exhibit No.                                  Exhibit
         -----------                                  -------
           99.1            Press Release, dated December 17, 1997, of Vornado
                           Realty Trust, announcing the completion of its
                           acquisition of Arbor Property Trust.

           99.2            Press Release, dated December 17, 1997, of Vornado Realty Trust, announcing the acquisition of 640 Fifth Avenue.

           99.3            Press Release, dated December 22, 1997, of Vornado Realty Trust, announcing the execution by the seller of its contract to acquire One Penn
                           Plaza.


Item 8.           Not Applicable.


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                               VORNADO REALTY L.P.


                                   SIGNATURES






         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                         VORNADO REALTY L.P.
                                                     ---------------------------
                                                             (Registrant)



Date:  December 29, 1997                                  /s/ Joseph Macnow
                                                     ---------------------------
                                                            JOSEPH MACNOW
                                                            Vice President,
                                                        Chief Financial Officer


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                                INDEX TO EXHIBITS





       Exhibit No.                                    Exhibit                                Page
       -----------                                    -------                                ----
          99.1         Press Release, dated December 17, 1997, of Vornado
                       Realty Trust, announcing the completion of its
                       acquisition of Arbor Property Trust.                                    6

         99.2          Press Release, dated December 17, 1997, of Vornado
                       Realty Trust, announcing the acquisition of
                       640 Fifth Avenue.                                                       7

          99.3         Press Release, dated December 22, 1997, of Vornado
                       Realty Trust, announcing the execution by the seller of
                       its contract to acquire One Penn Plaza.                                 8


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